UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 22, 2016

PARKE BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-51338	65-1241959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Delsea Drive, Washington Township, New Jersey	08080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (856) 256-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[  ]           Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

{DC015104.1}

PARKE BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01.  Other Events.

On March 22, 2016, the Board of Directors of Parke Bancorp, Inc. (the “Registrant”) declared a dividend of $0.08 per share payable to shareholders of record as of April 15, 2016 and to be paid on April 29, 2016.  The Registrant issued a press release on March 23, 2016 announcing the dividend a copy of which is filed as Exhibit 99 hereto and is incorporated by reference herein.

Item 9.01.  Exhibits.

(d)           Exhibits:

Exhibit 99 – Press Release, dated March 23, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PARKE BANCORP, INC.
Date: March 23, 2016	By:	/s/ John F. Hawkins
John F. Hawkins Senior Vice President and Chief Financial Officer (Duly Authorized Representative)